                                                                   EXHIBIT 10.10

                                    AMENDMENT
                         TO TRADEMARK TRANSFER AGREEMENT


         This is an Amendment (the "Amendment") dated as of May 10, 2001 to the Trademark Transfer Agreement dated as of October 5, 1999 (the "Agreement") between Global TeleSystems Group, Inc. ("GTS") and Golden Telecom, Inc., (the "Company"). Capitalized terms not defined herein shall have the meanings designated in the Agreement.


                                    RECITALS

         WHEREAS, GTS has changed its name to Global TeleSystems, Inc; and

         WHEREAS, GTS and the Company desire to enter into this Amendment to make certain amendments to the Agreement.

         NOW, THEREFORE, GTS and the Company agree as follows:

         1. Transfer, Governmental Filings and License. The License granted by GTS to the Company under subsection 2(c) of the Agreement is terminated as of the date of this Amendment.

         2. Change of Control. Section 4 of the Agreement shall be of no force and effect from the date of this Amendment.

         3. Assignment. Section 6 of the Agreement is amended so that as amended it shall read in its entirety as follows:

                           "6. Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement may be assigned by the Company to any directly or indirectly wholly-owned subsidiary of the Company provided that the Company shall continue to be bound by this Agreement after such assignment."

         4. Schedule 1A. Schedule 1A of the Agreement is amended so that as amended it shall read in its entirety as indicated in Appendix A to this Amendment.

         5. No Other Modifications. All other provisions of the Agreement shall remain in full force and effect without modification.

         6. Further Assurances. GTS and the Company each agree to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Agreement and this Amendment.

         IN WITNESS WHEREOF, GTS and the Company have executed this Amendment as of the date first written above.


                                                     GLOBAL TELESYSTEMS, INC.



                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:
                                                           --------------------



                                                     GOLDEN TELECOM, INC.



                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:
                                                           --------------------

         IN WITNESS WHEREOF, GTS and the Company have executed this Amendment as of the date first written above.


                                                     GLOBAL TELESYSTEMS, INC.



                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:
                                                           --------------------



                                                     GOLDEN TELECOM, INC.



                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:
                                                           --------------------


APPENDIX A

                                  "SCHEDULE 1A

TRADEMARK                       COUNTRY             APPLICATION NUMBER           REGISTRATION NUMBER
---------                       -------             ------------------           -------------------
GOLDEN TELECOM               United States               75/735406
GOLDEN TELECOM               Armenia                       990666                         5352
GOLDEN TELECOM               Azerbaijan                 99462132000                       0522
GOLDEN TELECOM               Belarus                      19990939
GOLDEN TELECOM               Georgia                      11900399                       M13302
GOLDEN TELECOM               Kazakhstan                    13965
GOLDEN TELECOM               Kyrgyz Republic              993398.3                      993398.3
GOLDEN TELECOM               Moldova                      008748                          7321
GOLDEN TELECOM               Russian Federation          99709812
GOLDEN TELECOM               Tajikistan                  99005162                        TJ 4749
GOLDEN TELECOM               Turkmenistan                99310306
GOLDEN TELECOM               Uzbekistan                MBGU9900554.3
RUSSIA ON-LINE               United States               75/282283                       2265809
CommUnity data+ & Design     Russia                      95713070                         153590
CommUnity & Design           Russia                      95713071                         152477
CommUnity                    Russia                      95713074                         152478
CommUnity solution           Russia                      95713072                         160105

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